2011/2013 PERFORMANCE SHARE AGREEMENT

This 2011/2013 Performance Share Agreement (the “Agreement”) is effective as of May 18, 2011, by and between AMR Corporation, a Delaware corporation (the “Corporation”), and [FIRST NAME LAST NAME], employee number [EMPLOYEE NUMBER] (the “Grantee”), an officer or key employee of one of the Corporation’s Subsidiaries.

WHEREAS, pursuant to the 2011/2013 Performance Share Plan for Officers and Key Employees (the “Plan”) adopted by the Compensation Committee (the “Committee”) of the Board of Directors of the Corporation (the “Board”), the Committee has determined to make an award to the Grantee (subject to the terms of the Plan and this Agreement), as an inducement for the Grantee to remain an employee of one of the Corporation’s Subsidiaries during the time frame of 2011 - 2013 and to retain and motivate such Grantee during such employment.

NOW, THEREFORE, the Corporation and the Grantee hereby agree as follows:

1.	Grant of Award.

Subject to the terms and conditions of this Agreement, the Plan and the AMR Corporation 2009 Long Term Incentive Plan (as amended, the “LTIP”), the Grantee is hereby granted an award (the “Award”) effective as of May 18, 2011 (the “Grant Date”), in respect to [NUMBER] shares of the Corporation’s Common Stock (the “Shares”).  The Award shall vest, if at all, in accordance with Section 2 hereof, on April 16, 2014 (“Vesting Date”).

2.	Vesting and Distribution.

The Award will vest, if at all, in accordance with Schedule A, attached hereto and made a part of this Agreement.

(a) In the event the Grantee’s employment with one of the Corporation’s Subsidiaries is terminated prior to the end of the measurement period set forth in Schedule A (the “Measurement Period”) due to the Grantee’s death, Disability, Retirement or termination not for Cause (each an “Early Termination”), subject to the second paragraph of Section 4, the Award will vest, if at all, on a pro-rata basis and will be paid to the Grantee (or, in the event of the Grantee’s death, the Grantee’s designated beneficiary for purposes of the Award, or in the absence of an effective beneficiary designation, the Grantee’s estate).  The pro-rata basis will be a percentage where: (i) the denominator of which is 36, and (ii) the numerator of which is the number of months from January 1, 2011 through the month of Early Termination, inclusive.  The pro-rata Award will be paid by the Corporation to the Grantee no later than 30 days after the Vesting Date, subject to Section 2(d) of this Agreement.  Notwithstanding the foregoing, in no event will a payment be provided to the Grantee unless and until the Grantee’s Retirement or termination not for Cause constitutes a “separation from service” for purposes of Treasury Regulation 1.409A-1(h) or successor guidance thereto.

(b) In the event of a Change in Control of the Corporation prior to the payment of the Award, such payment will be made within 60 days after the date of the Change in Control.  In such event, the Vesting Date will be the date of the Change in Control.

(c) Notwithstanding the terms of Sections 2(a) and 2(b), the Award will be forfeited in its entirety if prior to the Vesting Date:

(i)	the Grantee’s employment with one of the Corporation’s Subsidiaries is terminated for Cause, or if the Grantee terminates such employment prior to his or her Retirement;

(ii)	the Grantee becomes an employee of a Subsidiary that is not wholly-owned, directly or indirectly, by the Corporation; or

(iii)	if the Grantee begins a leave of absence without reinstatement rights.

(d) Notwithstanding the third sentence of Section 2(a) above, if the Grantee is a “specified employee” pursuant to Treasury Regulation 1.409A-1(i) or successor guidance thereto, any payment on account of his or her Retirement or termination not for Cause shall be delayed until following the earlier of: (i) the sixth month anniversary of the date of separation from employment due to Retirement or termination not for Cause or (ii) the date of the Grantee’s death.

(e) To the extent the Award is otherwise payable pursuant to this Agreement and except as otherwise provided herein, such Award will be paid no later than 30 days after the Vesting Date; provided, however, notwithstanding any provision in the LTIP or the Plan to the contrary, in no event shall any such payment be made later than the end of the calendar year in which the Vesting Date occurs, or, if later, the 15th day of the third month following the Vesting Date.

(f) The Award shall be subject to the applicable federal, state and local income and payroll taxes that are required to be withheld in connection with the payment of such Award.  The Grantee shall timely pay to the Corporation any and all such taxes.  The failure by the Grantee to pay timely such taxes will result in a withholding from any and all such payments from the Corporation or any Subsidiary to the Grantee in order to satisfy such taxes.

3. Transfer Restrictions.

This Award is non-transferable, other than by will or by the laws of descent and distribution, and may not otherwise be assigned, pledged or hypothecated and shall not be subject to execution, attachment or similar process.  Upon any attempt by the Grantee (or the Grantee’s successor in interest after the Grantee’s death) to effect any such disposition, or upon the levy of any such process, the Award may immediately become null and void and of no further validity, at the discretion of the Committee.

4. Miscellaneous.

This Agreement (a) shall be binding upon and inure to the benefit of any successor of the Corporation, (b) shall be governed by the laws of the State of Texas and any applicable laws of the United States, and (c) may not be amended without the written consent of both the Corporation and the Grantee.  Notwithstanding the foregoing, this Agreement may be amended from time to time without the written consent of the Grantee pursuant to Section 6 below and as permitted by the Plan or the LTIP.  No contract or right of employment shall be implied by this Agreement.

In the event the Grantee’s employment is terminated by reason of Retirement or termination not for Cause and the Grantee is subsequently employed by a competitor (as determined in the Committee’s discretion) of the Corporation or any of its Subsidiaries prior to the complete payment of the Award, the Corporation reserves the right, upon notice to the Grantee, to declare the Award forfeited and of no further validity.

In consideration of the Grantee’s privilege to participate in the Plan and receive the Award under this Agreement, the Grantee agrees: (i) not to disclose any trade secrets of, or other confidential or restricted information of the Corporation or any of its Subsidiaries to any unauthorized party; (ii) not to make any unauthorized use of such trade secrets or confidential or restricted information during or after his or her employment with any Subsidiary of the Corporation; and (iii) not to solicit any then current employees of any Subsidiary of the Corporation to join the Grantee at his or her new place of employment after such employment has terminated.  In addition to all other rights and remedies available to the Corporation, the failure by the Grantee to abide by the foregoing obligations shall result in his or her Award being forfeited in its entirety.

The Grantee shall not have the right to defer any payment of the Award.  Except as provided in this Agreement, the Committee and Corporation shall not accelerate the payment of the Award.

Notwithstanding anything in this Agreement or the Plan to the contrary, the Committee may elect, at any time and from time to time, in lieu of issuing all or any portion of the Shares comprising the Award, to make substitutions for such Shares, all to the effect that the Grantee will receive cash or other marketable property of a value equivalent to what the Grantee would have received upon a payment of Shares.  Additionally, notwithstanding anything to the contrary contained in this Agreement or the Plan, (i) any obligation of the Corporation to pay or distribute any Shares under this Agreement or the Plan is subject to and conditioned upon the Corporation having sufficient stock in the LTIP to satisfy all payments or distributions under the Plan and the LTIP, and (ii) any obligation of the Corporation to pay or distribute cash or any other property under this Agreement or the Plan is subject to and conditioned upon the Corporation having the right to do so without violating the terms of any covenant or agreement of the Corporation or any of its Subsidiaries.

Notwithstanding anything herein to the contrary, if the Grantee is or was the CEO or any other officer reporting directly to the CEO and the Committee determines that any such party has engaged in intentional misconduct that, in the opinion of the Committee, results in a financial restatement, then the Committee may require the Grantee to reimburse the Corporation, upon demand and in such form as the Committee shall specify, for the amount of compensation received under the terms of this Award by reason of such misconduct, to the extent payment of the Award was predicated on the achievement of metrics relating to any fiscal year affected by such financial restatement, and the level of achievement of such metrics would have been adjusted downward, in the opinion of the Committee, based on the data reported in the restatement.  This provision shall apply with respect to any compensation received under the terms of this Award in any of the four fiscal years preceding (or the fiscal year in which occurs) the date of the restatement.

To the extent the Award is forfeited, any and all rights of the Grantee under this Agreement shall cease and terminate with respect to such forfeited Award, or portion thereof, without any further obligation on the part of the Corporation.

This Award shall be subject to all the terms and provisions of the LTIP and the Grantee shall abide by and be bound by all rules, regulations and determinations of the Committee now or hereafter made in connection with the administration of the LTIP.  Capitalized terms not otherwise defined herein shall have the meanings set forth for such terms in the Plan and the LTIP.

5.	Adjustments in Awards.

In the event of a stock dividend, stock split, merger, consolidation, re-organization, re-capitalization or other change in the corporate structure of the Corporation, appropriate adjustments shall be made by the Corporation and the Committee to the Award.

6. Section 409A Compliance.

This Agreement is intended to avoid, and not otherwise be subject to, the income inclusion requirements, interest and penalty taxes of Section 409A of the Code and the regulations and other guidance issued thereunder, and shall be interpreted in a manner consistent with that intent.  Notwithstanding the foregoing, in the event there is a failure to comply with Section 409A of the Code, the Corporation and the Committee shall have the discretion to accelerate the time of payment of the Award, but only to the extent of the amount required to be included in income as a result of such failure. In addition to amendments permitted by Section 4 above, amendments to this Agreement, the Plan and/or the LTIP may be made by the Corporation, without the Grantee’s consent, in order to ensure compliance with Section 409A of the Code and the regulations and other guidance issued thereunder.

7.	Securities Law Requirements.

Notwithstanding any provision in this Agreement or the Plan to the contrary, the Corporation shall not be required to make any distribution of Shares pursuant to this Award during such period that the Corporation reasonably anticipates that such distribution will violate federal securities laws or other applicable law.  The Corporation may require the Grantee to furnish to the Corporation, prior to the issuance of any shares of Shares hereunder, an agreement, in such form as the Corporation may from time to time deem appropriate, in which the Grantee represents that the Shares acquired by him or her hereunder are being acquired for investment and not with a view to the sale or distribution thereof.

IN WITNESS HEREOF, this Agreement is entered into as of the date first above written.

Grantee                                                                                 AMR CORPORATION

_________________________                                                      ____________________
[NAME]                                                                                 Kenneth W. Wimberly
   Corporate Secretary

2011/2013 PERFORMANCE SHARE PLAN
FOR OFFICERS AND KEY EMPLOYEES

Purpose

The purpose of the 2011/2013 Performance Share Plan for Officers and Key Employees, as amended (the “Plan”), is to provide greater incentive to officers and key employees of the subsidiaries and affiliates of AMR Corporation (“AMR” or the “Corporation”) to achieve the highest level of individual performance and to meet or exceed specified goals during the time frame 2011 – 2013, which will contribute to the success of the Corporation.

Definitions

For purposes of the Plan, the following definitions will control:

“Affiliate” is defined as a subsidiary of AMR or any entity that is designated by the Committee as a participating employer under the Plan, provided that AMR directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity.

“Board” is defined as the Board of Directors of the Corporation.

“Committee” is defined as the Compensation Committee, or its successor, of the Board.

“Comparator Group” is defined as the following eight U.S. based carriers including, AirTran Airways, Inc., Alaska Air Group, Inc., AMR Corporation, Delta Air Lines Inc., JetBlue Airways Corporation, Southwest Airlines Co., US Airways Group, Inc. and UAL Corporation.

 “Daily Closing Stock Price” is defined as the stock price at the close of trading (4:00 PM EST) of the National Exchange on which the stock is traded.

“Measurement Period” is defined as the three-year period beginning January 1, 2011 and ending December 31, 2013.

“National Exchange” is defined as the New York Stock Exchange (NYSE), the National Association of Securities Dealers Automated Quotations (NASDAQ), or the American Stock Exchange (AMEX).

“Total Shareholder Return” or “TSR” is defined as the rate of return reflecting stock price appreciation plus reinvestment of dividends over the Measurement Period.  The average Daily Closing Stock Price (adjusted for splits and dividends) for the three months prior to the beginning and ending points of the Measurement Period will be used to smooth out market fluctuations.

Award Accumulation

Any distribution under the Plan will be determined by (i) the Corporation’s TSR rank within the Comparator Group and (ii) the terms and conditions of the award agreement (the “Agreement”) between the Corporation and the employee.  The distribution percentage of the original Award pursuant to the TSR metric and based on rank is specified below.  In the event that a carrier (or carriers) in the Comparator Group ceases to trade on a National Exchange at any point in the Measurement Period, the following distribution percentage of the original Award, based on rank and the number of remaining carriers within the Comparator Group, will be used accordingly:

	Percent of Original Award (Based on Rank)
Number of Carriers in Comparator Group	Rank
	1	2	3	4	5	6	7	8
8	175%	150%	125%	100%	75%	50%	25%	0%
7	175%	150%	125%	100%	75%	50%	0%
6	175%	150%	125%	100%	75%	50%
5	175%	150%	125%	100%	75%
4	175%	150%	125%	100%
3	175%	150%	125%

Administration

The Committee shall have authority to administer and interpret the Plan and any Agreements thereunder, establish, amend and rescind administrative rules, approve eligible participants, and take any other action necessary for the proper and efficient operation of the Plan and any Agreements thereunder.  The TSR metric will be determined based on an audit of AMR’s TSR rank by the General Auditor of American Airlines, Inc.  A summary of awards under the Plan shall be provided to the Board at its first regular meeting following determination of any such awards.  The awards will be paid on or about April 16, 2014, or such date in 2014 that the award is approved for distribution by the Committee, but in no event later than March 15, 2015.  The Committee may elect, at any time and from time to time, in lieu of issuing all or any portion of the Award in Common Stock, to make substitutions for such Common Stock, all to the effect that the employee will receive cash or other marketable property of an equivalent value.

The distribution of any shares under this Plan and any Agreements thereunder is subject to the Corporation having sufficient shares of stock in a stock plan to make such a distribution. In the event the Corporation does not have sufficient shares of stock in such a stock plan for the distribution contemplated by this Plan, the Committee will have the authority and discretion to make substitutions for such shares, all to the effect that the employee will receive cash or other marketable property of a value equivalent to what the employee would have received in a stock distribution.  Notwithstanding anything to the contrary contained in this Plan or any Agreement hereunder, (i) any obligation of the Corporation to pay or distribute any shares under this Plan and any Agreement hereunder is subject to and conditioned upon the Corporation having sufficient stock in a shareholder-approved equity compensation plan to satisfy all payments or distributions contemplated by this Plan, and (ii) any obligation of the Corporation to pay or distribute cash or any other property under this Plan or any Agreements hereunder is subject to and conditioned upon the Corporation having the right to do so without violating the terms of any covenant or agreement of the Corporation or any of its Subsidiaries.

General

Neither this Plan nor any action taken hereunder shall be construed as giving any employee or participant the right to be retained in the employ of the Corporation or any Subsidiary of the Corporation or to receive any proprietary interest in the Corporation.

Nothing in the Plan shall be deemed to give any employee any right, contractually or otherwise, to participate in the Plan or in any benefits hereunder, other than the right to receive an award as may have been expressly awarded by the Committee subject to the terms and conditions of the Agreement between the Corporation and the employee and the Plan.  Until an employee receives payment of cash and/or shares subject to his or her award, title to and beneficial ownership of all benefits described in the Plan and any Agreement thereunder shall at all times remain with the Corporation.

In the event of any act of God, war, natural disaster, aircraft grounding, revocation of operating certificate, terrorism, strike, lockout, labor dispute, work stoppage, fire, epidemic or quarantine restriction, act of government, critical materials shortage, or any other act beyond the control of the Corporation, whether similar or dissimilar (each a “Force Majeure Event”), which Force Majeure Event affects the Corporation or its Subsidiaries or its Affiliates, the Committee, in its sole discretion, may (i) terminate or (ii) suspend, delay, defer (for such period of time as the Committee may deem necessary), or substitute any awards due currently or in the future under the Plan, including, but not limited to, any awards that have accrued to the benefit of participants but have not yet been paid, in any case to the extent permitted under Treasury Regulation 1.409A-3(d) or successor guidance thereto.

In consideration of the employee’s privilege to participate in the Plan, the employee agrees: (i) not to disclose any trade secrets of, or other confidential or restricted information of the Corporation or any of its Subsidiaries to any unauthorized party; (ii) not to make any unauthorized use of such trade secrets or confidential or restricted information during or after his or her employment with any Subsidiary of the Corporation; and (iii) not to solicit any then current employees of any Subsidiary of the Corporation to join the employee at his or her new place of employment after such employment has terminated.  The failure by the employee to abide by the foregoing obligations shall result in his or her award being forfeited in its entirety.

The Committee may amend, suspend, or terminate the Plan at any time.

Performance Shares
Officer Name	Number of Deferred Shares Granted
G.J. Arpey	275,000
I.D. Goren	60,450
T.W. Horton	151,900
D. P. Garton	106,150
R.W. Reding	106,150
G.F. Kennedy	60,450